UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 1, 2023

Bakkt Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Bakkt Holdings, Inc. (‘Bakkt” or the “Company”) filed with the Securities and Exchange Commission on April 3, 2023 (the “Initial Filing”), in which the Company reported, among other things, the closing of the previously announced acquisition (the “Acquisition”) by Bakkt Marketplace, LLC, an indirect wholly owned subsidiary of the Company (“Bakkt Marketplace” and, together with Bakkt, the “Bakkt Parties”), of all of the membership interests in Apex Crypto LLC, a Delaware limited liability company (“Target”), from Apex Fintech Solutions Inc., a Delaware corporation (“Seller” and, together with Target, the “Seller Parties”), pursuant to the terms of a Membership Interest Purchase Agreement, dated as of November 2, 2022, by and among the Bakkt Parties and the Seller Parties, as amended.
This Amendment No. 1 amends the Initial Filing to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Initial Filing in reliance on Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K. This Amendment No. 1 does not amend any other item of the Initial Filing and all other information previously reported in or filed with the Initial Filing is hereby incorporated by reference to this Amendment No. 1.
Item 9.01     Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited financial statements of Target as of December 31, 2022 and 2021, and the related notes and the related independent auditors’ report thereon, are filed herewith as Exhibit 99.1 and incorporated herein by reference.
(b) Pro Forma Financial Information
Certain unaudited pro forma financial information as of December 31, 2022, and for the year ended December 31, 2022, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

Exhibit No.	Description
23.1	Consent of RSM US LLP.
99.1	Audited financial statements of Apex Crypto, LLC as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021.
99.2	Unaudited pro forma combined financial information as of December 31, 2022 and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: April 18, 2023

BAKKT HOLDINGS, INC.

By:	/s/ Marc D'Annunzio
	Name:	Marc D’Annunzio
	Title:	General Counsel and Secretary